Important Notice                                               Aquilasm
Please Read Immediately                                       Group of Funds





                           TAX-FREE FUND FOR UTAH 380
                 Madison Avenue, Suite 2300, New York, NY 10017

                           Notice of Annual Meeting of
                             Shareholders To Be held
                              on September 27, 2002

To Shareholders of the Fund:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Tax-Free Fund For Utah (the "Fund") will be held:

Place:            (a)      at the Little America Hotel
                           500 South Main Street
                           Salt Lake City, Utah;

Time:             (b)      on September 27, 2002
                           at 9:30 a.m. local time;

Purposes:         (c)      for the following purposes:

                    (i) to elect five Trustees; each Trustee elected will hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected (Proposal No. 1);

                    (ii) to ratify (that is, to approve) or reject the selection of KPMG LLP as the Fund's independent auditors for the fiscal year ending June 30, 2003 (Proposal No. 2);

                    (iii) to act upon a proposed new revised and amended Investment Advisory and Administration Agreement under which the Fund will become responsible for Fund accounting expenses (Proposal No. 3);

                    (iv) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares:          (d)       To vote at the Meeting, you must have been a
                           shareholder on the Fund's records at the close of business on July 3, 2002 (the "record date"). Also, the number of shares of each of the Fund's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).

                                            By order of the Board of Trustees,



                                            EDWARD M. W. HINES
                                            Secretary





August 12, 2002

Please Note:

If you do not expect to attend the Meeting, please vote any of three ways: by telephone, by the Internet or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

                             Tax-Free Fund For Utah
            380 Madison Avenue, Suite 2300, New York, New York 10017

                                 Proxy Statement

                                  Introduction

         The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Fund For Utah (the "Fund"). The purpose of this Proxy Statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

         The Fund's founder and Manager (the "Manager") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. Since August 1, 2001 the Manager has acted as the Fund's investment adviser. The Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017.

         A copy of the Fund's most recent annual report will be sent to you without charge upon written request to the Distributor at that address or by calling 800-437-1020 toll-free or 212-697-6666.

         This Notice and Proxy Statement are first being mailed on or about August 12, 2002.

         You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, you may vote in one of three ways:

         (1) Proxy Card

         The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

         As to the other matters listed on the proxy card, you may direct the proxy holders to vote your shares on the proposals by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposals by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

         (2) Telephone Voting

         To vote your shares by telephone, call the toll free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         (3) Internet Voting

         To vote your shares by the Internet, please contact the Fund at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

                               General Information

         You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number or contacting the Fund's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

         Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum or voted on any matter or otherwise counted as present in determining voting results.

         The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

         The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so.

         On the record date, the Fund had three classes of shares outstanding. All shareholders of the Fund are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares, $9.86; Class C Shares, $9.85; and Class Y Shares, $9.43. The meeting is expected to act only upon matters that affect the Fund as a whole. On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of shares of the Fund, are entitled to vote at the meeting.

         On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 5,683,556; Class C Shares, 706,603; and Class Y Shares, 3,084.

         On the record date, the following institutional holders held 5% or more of a class of the Fund's outstanding shares. On the basis of information received from the institutional holders the Fund's management believes that all of the shares indicated are held by them for the benefit of clients.

Name and address                    Number of                        Percent of
the holder of                       shares                             class
record

Merrill Lynch Pierce                407,839 Class A Shares              6.4%
Fenner & Smith                      239,209 Class C Shares             33.8%
4800 Deer Lake Dr.,                   3,069 Class Y Shares             99.5%
Jacksonville, FL 32246

Zions First National Bank           761,194 Class A Shares             11.9%
P.O. Box 30880,
Salt Lake City, UT 84130

Donaldson Lufkin                    67,162 Class C Shares               9.5%
Jenrette Securities
Corporation, Inc.
P.O. Box 2052,
Jersey City, NJ 07303

McDonald Investments Inc FBO        126,231 Class C Shares             17.9%
4900 Tiedeman Road
Brooklyn, OH 44144

The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                              Election of Trustees
                                (Proposal No. 1)

         At the Meeting, five Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

         The following material includes the name, positions with the Fund, address, date of birth and business experience during at least the past five years of each nominee and each officer of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in September, 2001.


Trustees and Officers(1)

                                                                       Number of
                         Positions Held                                Portfolios in
                         with                                          Fund Complex
                         Fund                                          Overseen by
Name, Address(2) and     and Length of    Principal Occupation(s)      Trustee          Other Directorships
Date of Birth            Service(3)       During Past 5 Years                            Held by Trustee

Interested Trustees(4)


Lacy B. Herrmann         Chairman of      Founder and Chairman of the        14      Director or trustee, OCC Cash
New York, NY             the Board of     Board, Aquila Management                   Reserves, Inc., OCC
(05/12/29)               Trustees since   Corporation, the sponsoring                Accumulation Trust,
                         1992             organization and Manager or                Oppenheimer Quest Value Funds
                                          Administrator and/or Adviser or            Group, Oppenheimer Small Cap
                                          Sub-Adviser to each of the                 Value Fund, Oppenheimer Midcap
                                          Aquilasm Group of Funds (5) and            Fund, and Oppenheimer
                                          Founder, Chairman of the Board             Rochester Group of Funds.
                                          of Trustees and (currently or
                                          until 1998) President of each
                                          since its establishment,
                                          beginning in 1984; Director of
                                          the Distributor since 1981and
                                          formerly Vice President or
                                          Secretary, 1981-1998; President
                                          and a Director, STCM Management
                                          Company, Inc., sponsor and
                                          investment adviser to Capital
                                          Cash Management Trust and
                                          Capital Cash U.S. Government
                                          Securities Trust, since 1973;
                                          Trustee Emeritus,  Brown
                                          University and active in
                                          university, school and
                                          charitable organizations.

Diana P. Herrmann        Trustee since    President and Chief Operating       9          None
New York, NY             1997 and         Officer of the Manager since
(02/25/58)               President        1997, a Director since 1984,
                         since 1998       Secretary since 1986 and
                                          previously its Executive Vice
                                          President, Senior Vice President
                                          or Vice President, 1986-1997;
                                          President, Senior Vice President
                                          or Executive Vice President of
                                          the Aquilasm Group of Funds
                                          since 1986; Director of the
                                          Distributor since 1997; trustee,
                                          Reserve Money-Market Funds,
                                          1999-2000 and Reserve Private
                                          Equity Series, 1998-2000; active
                                          in mutual fund and trade
                                          organizations and in charitable
                                          and volunteer organizations.


Non-Interested
Trustees

Gary C. Cornia           Trustee          President, the National Tax         2           None
Orem, UT                 since 1993       Association; Professor and Chair
(06/24/48)                                of the Executive Committee, the
                                          International Center for Land Policy
                                          Studies and Training Institute,
                                          Taipei, Taiwan; formerly Associate
                                          Dean, Marriott School of Management,
                                          Brigham Young University, 1991-2000;
                                          Chair, Utah Governor's Tax Review
                                          Committee since 1993; Faculty
                                          Associate, the Land Reform Training
                                          Institute, Taipei, Taiwan and The
                                          Lincoln Institute of Land Policy,
                                          Cambridge, Massachusetts.

                                          .
William L. Ensign        Trustee          Planning and Architectural          2            None
Annapolis, MD            since 1991       Consultant; Acting Architect,
(12/14/28)                                United States Capitol 1995-1997;
                                          formerly Assistant Architect;
                                          former trustee of various
                                          cultural organizations.
Anne J. Mills            Trustee since    President, Loring Consulting        6            None
Castle Rock, CO          1994             Company since 2001; Vice
(12/23/38)                                President for Business Affairs,
                                          Ottawa University, 1992-2001; IBM
                                          Corporation, 1965-1991; Budget Review
                                          Officer, the American Baptist
                                          Churches/USA, 1994-1997; director, the
                                          American Baptist Foundation since 1985
                                          and formerly trustee, Brown
                                          University.

Officers
Jerry G. McGrew          Senior Vice      President of the Distributor       N/A           N/A
New York, NY (06/18/44)  President        since 1998, Registered Principal
                         since 1997       since 1993, Senior Vice
                                          President, 1997-1998 and Vice
                                          President, 1993-1997; Senior
                                          Vice President, Aquila Rocky
                                          Mountain Equity Fund and four
                                          Aquila Bond Funds and Vice
                                          President, Churchill Cash
                                          Reserves Trust, 1995-2001.
Kimball L. Young         Senior Vice      Co-portfolio manager, Tax-Free     N/A           N/A
Salt Lake City, UT       President        Fund For Utah since 2001;
(08/07/46)               since 1998       Co-founder, Lewis Young
                                          Robertson & Burningham, Inc., a
                                          NASD licensed broker/dealer
                                          providing public finance
                                          services to Utah local
                                          governments, 1995-2001; Senior
                                          Vice President of four Aquila
                                          Bond and Equity Funds; formerly
                                          Senior Vice President-Public
                                          Finance, Kemper Securities Inc.,
                                          Salt Lake City, Utah.

Thomas S. Albright       Vice President   Vice President and Co-portfolio    N/A            N/A
Louisville, KY           since 2001       manager, Tax-Free Fund For Utah
(07/26/52)                                since 2001; Senior Vice
                                          President and Portfolio Manager,
                                          Churchill Tax-Free Fund of
                                          Kentucky since July 2000; Vice
                                          President and Portfolio Manager,
                                          Banc One Investment Advisors,
                                          Inc., 1994-2000.

Stephen J. Caridi        Assistant Vice   Vice President of the              N/A             N/A
New York, NY (05/06/61)  President        Distributor since 1995; Vice
                         since 1993       President, Hawaiian Tax-Free
                                          Trust since 1998; Senior Vice
                                          President, Narragansett Insured
                                          Tax-Free Income Fund since 1998,
                                          Vice President 1996-1997;
                                          Assistant Vice President,
                                          Tax-Free Fund For Utah since
                                          1993.

Mary Kayleen Willis      Assistant Vice   Assistant Vice President of        N/A             N/A
Salt Lake City, UT       President        Tax-Free Fund For Utah since
(06/11/63)               since 2002       January, 2002, various
                                          securities positions: Paine
                                          Webber, Inc., Salt Lake City,
                                          2002-2001, Dean Witter Reynolds,
                                          Inc., Salt Lake City, 1996-1998.

Rose F. Marotta          Chief            Chief Financial Officer of the     N/A              N/A
New York, NY             Financial        Aquilasm Group of Funds since
(05/08/24)               Officer since    1991 and Treasurer, 1981-1991;
                         1991             Treasurer and director, STCM
                                          Management Company, Inc., since
                                          1974; Treasurer of the Manager
                                          since 1984 and the Distributor,
                                          1985-2000.

Joseph P. DiMaggio       Treasurer        Treasurer of the Aquilasm Group    N/A              N/A
New York, NY             since 2000       of Funds and the Distributor
(11/06/56)                                since 2000; Controller, Van Eck
                                          Global Funds, 1993-2000.

Edward M. W. Hines       Secretary        Partner, Hollyer Brady Smith &     N/A              N/A
New York, NY             since 1990       Hines LLP, legal counsel to the
(12/16/39)                                Fund, since 1989; Secretary of
                                          the Aquilasm Group of Funds.

Robert W. Anderson       Assistant        Compliance Officer of the          N/A              N/A
New York, NY (08/23/40)  Secretary        Manager since 1998 and Assistant
                         since            2000 Secretary of the Aquilasm Group
                                          of Funds since 2000; Consultant, The
                                          Wadsworth Group, 1995-1998.

John M. Herndon          Assistant        Assistant Secretary of the         N/A              N/A
New York, NY (12/17/39)  Secretary        Aquilasm Group of Funds since
                         since            1995 and Vice President of the
                         1995             five Aquila Money-Market Funds
                                          since 1990; Vice President of
                                          the Manager since 1990.

Lori A. Vindigni         Assistant        Assistant Treasurer of the         N/A              N/A
New York, NY             Treasurer        Aquilasm Group of Funds since
(11/02/66)               since 2000       2000; Assistant Vice President
                                          of the Manager since 1998; Fund
                                          Accountant for the Aquilasm
                                          Group of Funds, 1995-1998.

(1)The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2) The mailing address of each Trustee and officer is c/o Tax-Free Fund For Utah, 380 Madison Avenue, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Mr. Herrmann and Ms. Herrmann are interested persons of the Fund, as that term is defined in the 1940 Act, as officers of the Fund and their affiliations with both the Manager and the Distributor. Each is also an interested person as a member of the immediate family of the other.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Capital Cash Management Trust and Capital Cash U.S. Government Securities Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; and Aquila Cascadia Equity Fund and Aquila Rocky Mountain Equity Fund are called the "Aquila Equity Funds"; considered together, these 14 funds are called the "Aquilasm Group of Funds."

                       Securities Holdings of the Trustees
                                 (as of 6/01/02)

                       Dollar Range of        Aggregate Dollar Range of
Name of                Ownership in the        Ownership in Aquilasm Investment
Trustee                Fund(1)                 Companies Overseen by Trustee(1)


Interested Trustees


Lacy B. Herrmann                  A                        E

Diana P. Herrmann                 B                        D

Non-interested Trustees

Gary C. Cornia                    A                        B

William L. Ensign                 B                        B

Anne J. Mills                     B                        D



(1)     A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

         None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of Manager or the Distributor.

         The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager. For its fiscal year ended June 30, 2002 the Fund paid a total of $***** in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

         The Fund is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and equity funds. The following table lists the compensation of all nominees for Trustee who received compensation from the Fund or from other funds in the Aquilasm Group of Funds during the Fund's fiscal year. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.

                                               Compensation      Number of
                                               from all          boards on
                            Compensation       funds             which the
                            from the           in the            Trustee
                            Fund               Aquilasm          serves
Name                                           Group of
                                               Funds


Gary C. Cornia             $4,200               $12,150          2

William L. Ensign          $3,850               $13,800          2

Anne J. Mills              $5,200               $36,200          2

         Class A Shares may be purchased without a sales charge by certain of the Fund's Trustees and officers.

         The Fund's Manager is Manager or Administrator to each member of the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and equity funds. As of June 30, 2002 these funds had aggregate assets of approximately $3.6 billion, of which approximately $2.1 billion consisted of assets of the tax-free municipal bond funds. The Manager is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through a trust and by his wife. During the fiscal year ended June 30, 2002, the Fund incurred Management fees of $****, of which $**** was waived and the balance was paid to the Fund's former sub-adviser.


         During the fiscal year ended June 30, 2002, $**** was paid under Part I of the Fund's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $**** was retained by the Distributor. With respect to Class C Shares, during the same period $**** was paid under Part II of the Plan and $**** was paid under the Shareholder Services Plan. Of these total payments of $****, the Distributor received $****. All of such payments were for compensation.

         The Distributor currently handles the distribution of the shares of fourteen funds (five money-market funds, seven tax-free municipal bond funds and two equity funds), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family and the balance by current employees of Aquila Management Corporation.

                          Other Information on Trustees

         The Trustees have appointed a standing Audit Committee consisting of all of the Trustees (the "Independent Trustees") who are not "interested persons" of the Fund, as that term is defined in the 1940 Act. The Committee (i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Fund's internal accounting procedures and controls. The Committee held one meeting during the Fund's last fiscal year. The Board of Trustees does not have a nominating committee. During the Fund's last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee).


                            Ratification or Rejection
                                 of Selection of
                              Independent Auditors
                                (Proposal No. 2)


         KPMG LLP ("KPMG"), which is currently serving as the Fund's independent auditors, has been selected by the Fund's Board of Trustees, including a majority of the Independent Trustees, as the Fund's independent auditors for the fiscal year ending June 30, 2002. Such selection is submitted to the shareholders for ratification or rejection.

         The Fund paid the following fees to KPMG during the fiscal year ended June 30, 2002:

Audit Fees:                                                   $****

Financial Information
Systems Design and Implementation                                 0

All Other Fees                                                $****
         (Fees for preparation
          of the Fund's tax
          returns and correspondence
          tax-equivalent yield.)

         KPMG did not perform any services during the fiscal year for the Fund's investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Fund.

         The Audit Committee of the Fund's Board of Trustees, which consists of all of the independent Trustees, has reviewed all services performed and fees charged by KPMG and has accepted its representation that it is independent in recommending re-appointment of it for the fiscal year ending June 30, 2002.

         KPMG has no direct or indirect financial interest in the Fund or the Manager. It is expected that representatives of KPMG will not be present at the meeting but will be available should any matter arise requiring their presence.

                   Consideration of a New Revised and Amended
                      Advisory and Administration Agreement
                        Which will Provide that the Fund
                      Will pay for Fund Accounting services
                        Currently paid for by the Manager

                                 Proposal No. 3

         Background and Reasons for the Proposal

         The purpose of this proposal is to authorize a new revised and amended Advisory and Administration Agreement (the "Proposed Agreement") between the Fund and Aquila Management Corporation, the Manager. The only change between the current Advisory and Administration Agreement (the "Current Agreement") and the Proposed Agreement is that the payment for the cost of fund accounting, currently the responsibility of the Manager, will become the responsibility of the Fund under the Proposed Agreement.

         The Current Agreement provides that the Manager shall either keep the accounting records of the Fund, including the computation of net asset value per share and the dividends or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Fund. These services are called "Fund Accounting." The Fund Accounting services for the Fund are currently delegated to an outside service provider and are currently supervised and paid for by the Manager. It is proposed that while an outside service provider will continue to provide accounting services to the Fund under the Manager's continued supervision, the costs of the Fund Accounting services will be shifted from the Manager to the Fund. If the Proposal is approved, these costs will be borne by the Fund and not by the Manager.

What is Fund Accounting?

     Fund Accounting is the routine bookkeeping function under which the Fund's per share price (net asset value) is computed each day for the purposes of sales and redemptions of the Fund's shares. Fund Accounting also tracks the Fund's income and expenses for the purpose of calculating the Fund's daily dividends.

What are the current and anticipated costs of Fund Accounting?

         The cost of providing Fund Accounting to the Fund at its current asset level of approximately $66 million, is approximately $52,200 per year. Based on the Fund's current net assets, this equates to approximately 8 basis points (0.08%) in annual expenses.

         At the present time there would be no change in the Fund's net expenses because the Manager is currently reimbursing a majority of Fund expenses and waiving its management fee. The Manager has assured the Board of Trustees that it intends to continue such support in order that the Fund remains competitive in the marketplace. Thus, while the Fund would become responsible for the Fund Accounting fee, that fee would currently continue to be reimbursed by the Manager under the current arrangements.

         Under the current Fund Accounting fee structure, the maximum fee paid by the Fund would be as follows at various asset sizes:

         Net Assets                 Annual Expense            % of Net Assets
            ($MM)
             66 (Current)                $52,200                       0.079
            100                          $52,200                       0.052
            150                          $52,200                       0.035
            200                          $56,200                       0.028
            250                          $66,200                       0.026
            300                          $76,200                       0.025

         At present, there would be no change in the Fund's net expenses because the Manager intends to continue to waive its management fee and reimburse expenses as necessary.

What will happen if the Fund grows?

         As stated above, the Manager intends to continue to subsidize the Fund in order that it will remain competitive within the marketplace, although it is not obligated to do so. As such, it expects to continue to waive fees and reimburse fund expenses, as necessary. Over time, as Fund assets grow, however, the Manager intends to reduce its subsidization of fund expenses, while at the same time assuring that the Fund continues to remain competitive with its yield in the marketplace. Initially the subsidization would be reduced with respect to regular fund operating expenses, followed by reduction of the waiver of management fees. Assuming continued growth of the Fund, at some point, the full Fund Accounting fee would be borne by the Fund.

When will the Manager cease to subsidize the Fund?

         The Fund's yield is dependent on market factors, particularly the level of interest rates, as well as its expenses, which are dependent upon the competitive environment. Accordingly, it is difficult to specify the asset level at which subsidization would be completely eliminated. Similarly, growth of the asset size of the Fund is dependent on market factors, including competing funds and the relative desirability of alternative investments. It is accordingly difficult to predict when the Fund will reach a given level of assets.

         It should be noted that since inception of the Fund in 1992, the Manager has spent approximately $2 million in subsidization of Fund expenses to ensure that the Fund has a competitive return. The Manager intends to continue such subsidization as necessary. Based on past experience, the Manager currently estimates that when Fund assets exceed approximately $100 million, reimbursement of fund operating expenses would cease and the Manager would begin to take a modest part of the Management fee that is now being waived. Depending on the competitive environment, the Manager could continue to waive some portion of the Management fee until Fund assets reach as much as $300 million.

What are the reasons for the Proposal?

         The Manager is seeking this change to reduce its costs and thereby effectively increase its net income without an increase in its management fee. The Manager has advised the Board of Trustees that it has had increasing costs of operations, particularly within the past year due to its internalization of the Fund's portfolio research and management function. An increase would assist the Manager in retaining experienced investment professionals. It has advised the Board of Trustees that a high quality portfolio management team is critical to the success of the Fund, particularly in light of the increased necessity to scrutinize the credit quality of issues. Compliance with new regulations regarding privacy, combating money laundering and protecting against terrorism is requiring new systems and additional resources. Additional income would also assist the Manager in maintaining new and/or upgraded systems and other technology investments and related support, an area of growing criticality for all mutual fund companies.

What changes in the Fund's expenses will result from the change?

     Under the Proposed Agreement, the contractual advisory fee (currently being waived) will continue to accrue at the annual rate of 0.50 of 1% of the Fund's net asset value. The following table shows the Management fee and Fund Accounting fee under the Current Agreement and the Proposed Agreement.

                        Annual Fee Rates

     (as a percentage of the Fund's average daily net assets)

                                                  Fee Under
                        Fee                       arrangements
Type of                Under current              if Proposal
Fund Fee               arrangements               No. 3 is
                                                  adopted

Management fee             0.50 of 1%(1)           0.50 of 1%(1)

Fund Accounting fee        N/A                    0.079 of 1%(2)

Total                      0.50 of 1%(1)       0.579 of 1%(1)(2)


     (1)  Currently being waived.

     (2) To be reimbursed by the Manager as long as it continues expense reimbursement.

     The following table shows the contractual Management fees and Fund Accounting fees during the Fund's latest fiscal year, the contractual fees if the proposed arrangements had been in effect during that fiscal year and the percentage change.

Type of Fund               Actually         Fee accrued       Percent
Fee                        accrued          if new            change
                                            arrangements
                                            had been
                                            in effect

Management fee            $258,558(1)       $258,558(1)          0%



Fund Accounting fee             N/A         $52,200 (2)         N/A

Total                    $258,558 (1)      $310,758(1)(2)        20%


     (1)  Waived.


     (2) Would have been reimbursed by the Manager. Fund Accounting fee reflects a recent contractual increase.


What information about the Manager should I know?

         The Fund's Manager is founder and Manager and/or administrator of each fund in the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and equity funds. As of July 24, 2002 these funds had aggregate assets of approximately $3.6 billion, of which approximately $2.2 billion consisted of assets of seven tax-free municipal bond funds. The Manager, founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through a trust and through share ownership by his wife and daughter as follows:

     Elizabeth B. Herrmann              27.5%

     Lacy B. Herrmann                   25%

     Elizabeth B. Herrmann
     1993 Annuity Trust                 40%

         Diana P. Herrmann               5%

     The names, addresses and principal occupations of the principal executive officer and each director of Aquila are as follows:

     Name                     Position with Aquila

     Lacy B. Herrmann         Chairman, Chief Executive Officer
                              and Director

     Diana P. Herrmann        President, Chief Operating Officer
                              and Director

     Elizabeth B. Herrmann    Director

     The address of all of these individuals is 380 Madison Avenue, Suite 2300, New York, NY 10017.

When was the Current Agreement last approved?

         The Current Agreement between the Fund and the Manager was approved by the shareholders of the Fund in October, 1997. It has been renewed annually by the Board of Trustees since that time, most recently in December, 2001.

What changes are proposed in the Proposed Agreement?

         The complete text of the Proposed Agreement, marked to show the proposed changes, is attached to this Proxy Statement.

What factors did the Board of Trustees consider in approving the Proposed Agreement?

     The Trustees noted that the Manager had presented for the Board's consideration materials including, among other things: conditions and trends in the municipal securities markets; an analysis of the Fund's current and historical expenses, originally included in the contract evaluation material reviewed by the Board in connection with renewal of the current agreement in December, 2001; information about the non-profitability of the Manager's mutual fund operations with respect to the Fund due to its fee waiver and subsidization of Fund operating expenses; performance of the Fund as related to various industry indices; and a statement of the rationale underlying the proposed advisory fee structure, including conforming with a trend within the industry. Copies of the Proposed Agreement were also provided.

     The Trustees also noted that at their request, the Manager had retained at the Manager's expense, a recognized independent outside consulting firm to analyze the frequency with which investment managers have unbundled Fund Accounting from the management fee. The report of that firm indicated that there is a trend in this regard in the mutual fund industry. While the analysis noted that 21 - 25% of funds disclose Fund Accounting as a separate fund expense, it also noted that the frequency is higher in actuality because fund accounting costs are often bundled into custody fees. The Manager advised the Board that this is particularly the case with some of the larger custodian banks based upon its discussions with a number of industry representatives. The independent consultant's analysis also noted that a number of comparable funds treat fund accounting as a fund expense.

     Within the Aquilasm Group of Funds, Fund Accounting has previously been unbundled from the advisory fee to become a fund expense with respect to three funds. This change resulted in part from the fact that there was a trend in this direction within the industry.

         From the foregoing, the Board of Trustees derived the following considerations:

     o Due to the current and prior management fee waiver and the subsidization of the majority of Fund's expenses by the Manager, the performance and expense ratio of the Fund continued to be at a highly competitive level.

     o Consistent with previous determinations by the Board of Trustees, the contracted Advisory and Administration fees were both reasonable and well in line with industry standards and the Fund's peer group, being in general below those of comparable Funds. As of March 31, 2002, the Fund's gross management fee was 0.50 of 1% versus the average and median of 0.57 and 0.55 of 1%, respectively, of those of comparable funds.

     o Since inception of the Fund in 1992, the Manager has spent approximately $2 million on subsidization of Fund expenses to ensure that the Fund has a competitive return. The waiver and expense reimbursement by the Manager would continue until such time that the Fund reaches a size significant enough that these fees and expenses can be phased in without adversely affecting the Fund and its performance.

     o A comparison of the Fund's net operating expenses vis-a-vis comparable funds reflected that most of the comparable funds have higher expense structures than the Fund, based upon data provided by outside consultants and fund financial reports. The Fund's net expense ratio of 0.38 of 1% was also significantly lower than the 0.84 of 1% average and 0.85 of 1% median for all front-end load shares of single-state municipal bond funds (466 funds).

     o The overall nature and quality of the services provided by the Manager had historically been, and continued to be, very high.

     o The proposal was representative of a trend within the mutual fund industry.

     o The Fund has traditionally had a relatively low net ratio of expenses. The Manager has assured through subsidization that the Fund has had consistent performance relative to comparable funds

     o The Manager has had increasing costs of its operations, particularly within the past year due to its internalization of the Fund's portfolio research and management function. Being relieved of Fund
          Accounting costs would assist the Manager in retaining experienced investment professionals and would also assist in the Manager's maintaining new and/or upgraded systems and other technology investments and related support and in providing resources for compliance with the new regulatory and other requirements, an area of growing criticality for all mutual fund companies.

     o The Fund currently has no competitors in the Utah single-state municipal bond fund marketplace. Upcoming tax law changes (in January
          2003) could very well be attractive to competitors. It would, therefore, be advantageous for the Manager to assist in growing the Fund as quickly as possible in order to achieve economies of scale and ensure the Fund's viability for the long-term future.

     o The Manager had agreed to share the costs with the Fund relating to the proxy statement preparation.

     o Due to the Manager's subsidization, the proposed change would have no current impact on the Fund's net expense ratio.

     o If the Fund's asset size increases, the cost of Fund Accounting services as a percentage of its operating expenses will be well within the range of expense ratios of comparable funds and is not expected to adversely affect its competitive position in the future.

         On the basis of the foregoing considerations, the Board of Trustees, including all of the Independent Trustees, voted to approve the proposed change and recommend that the shareholders of the Fund approve it.

         The Board of Trustees will consider the proposal again at an in-person meeting immediately preceding the Shareholder's Meeting, at which time the above action is expected to be re-approved. If the Board of Trustees should not approve the Proposed Agreement at that meeting, the proposal will be withdrawn from the shareholder's meeting and will not be voted on by the shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE NEW REVISED AND AMENDED ADVISORY AND ADMINISTRATION AGREEMENT DESCRIBED ABOVE BE APPROVED.

Vote Required

     The favorable vote of the holders of a majority (as defined in the 1940
Act) of the outstanding shares of the Fund, is required for the approval of this Proposal No. 3. Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of the Fund means the vote of the holders of the lesser of
(a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Fund, with one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of all of the Fund's three classes of shares.

         If the shareholders of the Fund fail to approve Proposal No. 3, the Board of Trustees will consider what action might be appropriate, including calling another meeting of the shareholders or continuing with the present arrangements.


                                   Receipt of
                              Shareholder Proposals

         Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Fund will so advise you.

         The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                                 Other Business

         The Fund does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, telephone or Internet vote entitles them to vote, in accordance with their judgment on such matter or matters except as noted. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

                                Important Notice
                             Please Read Immediately


                             Tax-Free Fund For Utah

                    Notice of Annual Meeting of Shareholders
                        to be held on September 27, 2002

                                 PROXY STATEMENT

                                  Attachment A

                             TAX-FREE FUND FOR UTAH
                      ADVISORY AND ADMINISTRATION AGREEMENT


     THIS AGREEMENT, made as of             by and between TAX-FREE FUND FOR
UTAH (the "Fund"), a Massachusetts business trust, 380 Madison Avenue,
Suite 2300, New York, New York 10017 and AQUILA MANAGEMENT CORPORATION
(the "Manager"), a New York corporation, 380 Madison Avenue, Suite 2300,
New York, New York 10017

                              W I T N E S S E T H:

         WHEREAS, the Fund and the Manager wish to enter into an Advisory and Administration Agreement referred to hereafter as "this Agreement," with respect to the Fund;

     NOW THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.  In General

     The Manager shall perform (at its own expense) the functions set forth more fully herein for the Fund.

2.  Duties and Obligations of the Manager

         (a) Investment Advisory Services Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Fund, the Manager shall:

     (i) supervise continuously the investment program of the Fund and the composition of its portfolio;

     (ii) determine what securities shall be purchased or sold by the Fund;

     (iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund;

     (iv) at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund; and

Subject to the provisions of Section 5 hereof, the Manager may at its own expense delegate to a qualified organization ("Sub-Adviser"), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the "Sub-Advisory Agreement") approved as provided in Section 15 of the Investment Company Act of 1940.

         (b) Administration. Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio delegated to a Sub-Adviser of the Fund under a Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

     (i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;

     (ii) oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors, fund accounting agent and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund's shares;

     (iii) maintain the Fund's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;

     (iv) prepare, on behalf of the Fund and at the Fund's expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time; and

     (v) respond to any inquiries or other communications of shareholders of the Fund and broker-dealers, or if any such inquiry or communication is more properly to be responded to by the Fund's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

         (c) Compliance with Requirements. Any investment program furnished, and any activities performed, by the Manager or by a Sub-Adviser under this section shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the Investment Company Act of 1940 (the "Act") and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the Act or as amended by the shareholders of the Fund.

         (d) Best Efforts; Responsibility. The Manager shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Manager shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Manager or a Sub-Adviser.

     (e) Other Customers. Nothing in this Agreement shall prevent the Manager or any officer thereof from acting as investment adviser, sub-adviser, administrator or manager for any other person, firm, or corporation, and shall not in any way limit or restrict the Manager or any of its officers, stockholders or employees from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Manager expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

         (f) Order Allocation. In connection with any duties for which it may become responsible to arrange for the purchase and sale of the Fund's portfolio securities, the Manager shall select, and shall cause any Sub-Adviser to select, such broker-dealers ("dealers") as shall, in the Manager's judgment, implement the policy of the Fund to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Manager shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Manager determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Manager is authorized and shall authorize any Sub-Adviser, to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Manager determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Manager's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Manager is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold shares of the Fund. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Manager or its other clients. The Manager shall cause the foregoing provisions, in substantially the same form, to be included in any Sub-Advisory Agreement.

         (g) Registration Statement; Information. It is agreed that the Manager shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Manager for inclusion therein. The Manager shall promptly inform the Fund as to any information concerning the Manager appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment of the Agreement.

     (h) Liability for Error. The Manager shall not be liable for any error in judgment or for any loss suffered by the Fund or its security holders in connection with the matters to which this Agreement relates, except a loss resulting from wilful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Nothing in this Agreement shall, or shall be construed to, waive or limit any rights which the Fund may have under federal and state securities laws which may impose liability under certain circumstances on persons who act in good faith.

     (j) Indemnification. The Fund shall indemnify the Manager to the full extent permitted by the Fund's Declaration of Trust. 3. Allocation of Expenses

     The Manager shall, at its own expense, provide office space, facilities, equipment, and personnel for the performance of its functions hereunder and shall pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.

         The Fund agrees to bear the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under this sub-section or otherwise by the Manager, administrator or principal underwriter or by any Sub-Adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such adviser, administrator or principal underwriter; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses;
(vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) expenses of keeping the Fund's accounting records including the computation of net asset value per share and the dividends; and (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.

4. Compensation of the Manager The Fund agrees to pay the Manager, and the Manager agrees to accept as full compensation for all services rendered by the Manager as such, an annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value.

5.  Termination of Sub-Advisory Agreement

         The Sub-Advisory Agreement may provide for its termination by the Manager upon reasonable notice, provided, however, that the Manager agrees not to terminate the Sub-Advisory Agreement except in accordance with such authorization and direction of the Board of Trustees, if any, as may be in effect from time to time.

6.   Duration and Termination of this Agreement

         (a) Duration. This Agreement shall become effective as of the date first written above following approval by the shareholders of the Fund and shall, unless terminated as hereinafter provided, continue in effect until the December 31 next preceding the first anniversary of the effective date of this Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Fund's Board of Trustees, including a vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Fund and by such a vote of the Trustees.

         (b) Termination. This Agreement may be terminated by the Manager at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the Act) of the voting securities of the Fund outstanding and entitled to vote. The portions of this Agreement which relate to providing investment advisory services (Sections 2(a), (c), (d) and (e)) shall automatically terminate in the event of the assignment (as defined in the Act) of this Agreement, but all other provisions relating to providing services other than investment advisory services shall not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.27 of 1% of such net asset value.

7.  Disclaimer of Shareholder Liability

    The Manager understands that the obligations of this Agreement are not binding upon any shareholder of the Fund personally, but bind only the Fund's property; the Manager represents that it has notice of the provisions of the Fund's Declaration of Trust disclaiming shareholder liability for acts or obligations of the Fund.


8. Notices of Meetings

          The Fund agrees that notice of each meeting of the Board of Trustees of the Fund will be sent to the Manager and that the Fund will make appropriate arrangements for the attendance (as persons present by invitation) of such person or persons as the Manager may designate.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers and their seals to be hereunto affixed, all as of the day and year first above written.

ATTEST:                   TAX-FREE FUND FOR UTAH



________________________  By:___________________________________



ATTEST:                   AQUILA MANAGEMENT CORPORATION



_______________________   By:___________________________________

THE AQUILASM GROUP OF FUNDS
380 MADISON AVENUE, SUITE 2300
NEW YORK, NY  10017


VOTE BY TELEPHONE OR INTERNET OR MAIL 24 hours a day, 7 days a week

         Telephone
         1-800-690-6903

         To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         Internet voting
         www.proxyvote.com

         To vote your shares by the Internet, contact the Fund at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         Mail

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.



     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
-----------------------------------------------------------------
        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

TAX-FREE FUND FOR UTAH

         Vote on Trustees
         (Proposal No.1 in Proxy Statement)

1. Election of Trustees

01)  Lacy B. Herrmann*  02)  Gary C. Cornia  03)  William L. Ensign
04)  Diana P. Herrmann* 05)  Anne J. Mills

*interested Trustees

                __
               [__]       For All
                __
               [__]       Withhold All
                __
               [__]       For All Except

To withhold authority to vote for one or more (but not all) nominees, mark "For all except" and write the nominee number(s) and/or name(s) on the line below.

____________________

[bolded in printed form]

     Management recommends a vote For all nominees listed above and For the proposals listed below. The shares represented hereby will be voted as indicated below or For if no choice is indicated.


         2. Action on selection of KPMG LLP as independent auditors (Proposal No. 2 in Proxy Statement)
                       __             __            __
                  FOR [__]  AGAINST  [__]  ABSTAIN [__]


         3. Action on a proposed new revised and amended Investment Advisory and Administration Agreement under which the Fund will become responsible for Fund accounting expenses
                   (Proposal No. 3 in Proxy Statement)

                       __             __            __
                  FOR [__]  AGAINST  [__]  ABSTAIN [__]


              As to any other matter said proxies shall vote in accordance with their best judgment.

Please indicate if you plan to attend the Shareholder Meeting. If you mark the box below, you must return the proxy card by mail to have this information recorded.
                                               __
         I plan to attend the annual meeting. [__]

         For address changes and/or comments, please check this box and
write them on the back where indicated.        _
                                              [_]


PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEARS ON THIS PROXY CARD. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.


_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)

                             Aquilasm Group of Funds
                             TAX-FREE FUND FOR UTAH

                Proxy for Shareholders Meeting September 27, 2002
               Proxy Solicited on Behalf of the Board of Trustees


     The shareholder of TAX-FREE FUND FOR UTAH (the "Fund") whose signature(s) appears on the reverse hereof does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Friday, September 27, 2002, at Little America Hotel, 500 South Main Street, Salt Lake City, Utah; at 9:30 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed on the reverse side.

Please read the proxy statement prior to voting.

Annual Meeting Attendance

We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com


Address changes/comments: _______________________________

                          _______________________________

                          _______________________________

(If you noted any address changes/comments above, please mark corresponding box on other side.)